                       Exhibit 99.2  Operating Agreement
                       ------------

                              3D OPEN MOTION, LLC

                              OPERATING AGREEMENT

     OPERATING AGREEMENT ("Agreement") relating to 3D OPEN MOTION, LLC, a Delaware limited liability company having its initial principal place of business The Mill, 73 Princeton Street, North Chelmsford, MA 01863 (the "Company") made and entered into as of June 5, 1998, by and among Dennis T. Gain, an individual residing at 30 Boren Lane, Boxford, Massachusetts ("Gain" or "Dennis T. Gain"), as the sole initial Manager of the Company, and Gain and the Gain Family Trust (the "Trust") as the Series A Preferred Shareholders, Spacetec IMC Corporation, a Massachusetts corporation ("Spacetec") located at the Boott Mills, 100 Foot of John Street, Lowell, Massachusetts as the Series B Preferred Shareholder, and the Persons identified as Common Shareholders on the Share Ledger attached hereto as the Common Shareholders.

                                    RECITALS

1. WHEREAS, the Company has been formed as a limited liability company under the laws of the State of Delaware by the filing on _______________ of the Certificate of Formation pursuant to the Delaware Limited Liability Company Act;

2. WHEREAS, Spacetec has been involved in conceiving, designing, researching, developing and prototyping an advanced level of 3D enabling software designed to be a platform and graphics independent Application Programmer's Interface ("API") and related specific Software Development Kits ("SDKs") that will allow faster and easier creation, storage, retrieval, editing and invoking of 3D motion and 3D interactive motion control capabilities, all as set forth Exhibit I of the Asset Transfer Agreement between the SIMC and the Company dated as of the date hereof (the "OpenMotion Technology").

3. WHEREAS, Spacetec has not as yet brought the OpenMotion Technology to commercial viability.

4. WHEREAS, Spacetec has decided to focus its development energies and efforts on developing and growing its core 3D controller and related software business and therefore has decided to divest itself of its OpenMotion Technology.

5. WHEREAS,Gain is willing and desirous of establishing the Company for the purposes of acquiring the OpenMotion Technology and other intellectual property and assets from Spacetec, including equipment, furniture and software tools used in the OpenMotion Technology research and development effort in order to continue the development and eventual commercialization of such technology.


                                                                   June 17, 1998

6. WHEREAS, Gain is willing to employ or engage at the Company certain current key staff and consultants of the OpenMotion research and development staff from Spacetec.

7. WHEREAS, Spacetec is also willing and agrees to contribute outright the OpenMotion Technology and certain other assets currently used in the development of the OpenMotion Technology to the Company for a minority equity interest in the Company.

8. WHEREAS, pursuant to a Business Cooperation Agreement between Spacetec and the Company dated as of the date hereof (the "Business Cooperation Agreement") the companies have set forth the terms of their business relationship.

9. WHEREAS, pursuant to a Voting Trust Agreement between the Company, Gain and certain individuals dated as of the date hereof (the "Voting Trust Agreement"), Gain, as Voting Trustee, holds all of the Class C Shares of the Company.

                                   AGREEMENT

     Now therefore, in consideration of the foregoing the parties hereby agree further as follows:

     The Shareholders are entering into this Agreement in order more fully to set out their respective rights, obligations and duties with respect to the Company.
                                1.  DEFINITIONS

     1.1  DEFINITIONS. The following terms have the following meanings:

     "Company" means 3D OPEN MOTION, LLC.

     "Company's Initial Business Purpose" means, among other things, the development, commercialization and marketing of the OpenMotion Technology.

"OpenMotion Technology" refers to the software technology described in Paragraph 2 of the Recitals to this Agreement.

     The "Initial Directors" shall be Dennis T. Gain and George Grinstein.

     The "Initial President" shall be Dennis T. Gain.

     The "Initial Treasurer" shall be Dennis T. Gain.

     The "Initial Secretary" shall be Dennis T. Gain.

                                                                   June 17, 1998

     "Spacetec Shares" means shares of common stock, $.01 par value per share, of Spacetec IMC Corporation

     1.2 ADDITIONAL DEFINITIONS. The following terms have the following meanings:

     "Act" means the Delaware Limited Liability Company Act, as amended from time to time.

     "Agreement" means this Operating Agreement as it may be amended, supplemented, or restated from time to time.

     "Bankruptcy" shall have the meaning assigned to such term by the Act.

     "Board" means the Directors acting pursuant to Section 3.3.

     "Capital Account" means, with respect to a Shareholder, such Shareholder's capital account in the Company maintained in accordance with Section 6.8 of this Agreement.

     "Capital Contribution" means, with respect to a Shareholder, the agreed fair market value of any property, and/or the amount of any cash contributed or to be contributed by the Shareholder to the capital of the Company, as set forth opposite each Shareholder's name on the Share Ledger (as defined below).

     "Capitalization Description" means the capitalization description set forth as Schedule B to this Agreement, as it may be amended from time to time
         ----------
by the terms of this Agreement.

     "Certificate" means the Certificate of Formation of the Company filed in accordance with the Act.

     "Change in Control" of the Company means (i) the sale, transfer or other disposition of all or substantially all of the assets of the Company to a Third Party Entity, (ii) a merger or consolidation of the Company with a Third Party Entity, or (iii) a transfer of more than fifty percent (50%) of the outstanding voting equity of the Company to a Third Party Entity, provided no financing transaction involving issuance of additional newly authorized securities of the Company to a Third Party Entity shall constitute a Change in Control.

     "Common Shareholder" means each of the Shareholders identified in the Share Ledger as holding Series C Common Shares, in each such Shareholder's capacity as such.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, unless otherwise indicated.


                                                                   June 17, 1998

     "Director" refers to any one of those Persons elected and serving from time to time as a Director under the provisions of Section 3.3 of this Agreement.

     "Interest" means the entire ownership interest of a Shareholder in the Company at any particular time, including the right of the Shareholder to any and all benefits to which the Shareholder may be entitled as provided in this Agreement, together with the obligation of the Shareholder to comply with all the terms and provisions of this Agreement.

     "Majority Board Action" means the affirmative vote of a majority of the members of the Board present at a meeting at which there is a quorum of the Board, or a written consent executed by a majority of the members of the Board. In the case of a tie, the President shall have a casting vote (i.e. shall break the tie).

     "Majority Series B Action" means the affirmative vote of holders of a majority of the Series B Preferred Shares present at a meeting at which there is a quorum of the Voting Shares, or a written consent executed by holders of a majority of the Series B Preferred Shares.

     "Majority Shareholder Action" means the affirmative vote of holders of a majority of the Voting Shares present at a meeting at which there is a quorum of the Voting Shares, or a written consent executed by holders of a majority of the Voting Shares.

     "Manager" refers to each of those Persons elected and serving, from time to time, as a Manager of the Company under the provisions of Section 3 of this Agreement, in each such Person's capacity as a manager of the Company under the Act.

     "Net Distributable Cash" means, with respect to any fiscal period, the sum of all cash receipts of the Company from any and all sources, less the sum of the following expenditures paid out of such cash receipts:


              (i) payments of rent, insurance, real estate taxes, legal expenses, license fees, royalties, commissions, management expenses, utilities, repairs and maintenance, accounting and bookkeeping services, equipment, supplies, salaries, travel fees, consulting fees, advertising and promotion, and any and all other items which are customarily considered to be "operating expenses";

            (ii) payments of interest, principal and other charges with respect to any and all loans or other indebtedness of the Company;

            (iii) all expenses of borrowings by the Company including, without limitation, all commitment fees, finder's fees, engagement fees, broker's commissions and attorneys' fees;


                                                                   June 17, 1998

            (iv) any amounts used for any purpose in order to satisfy conditions to or established in connection with such borrowings;

            (v) payments made to acquire or in connection with the acquisition, improvement, alteration or disposition of property of the Company;

            (vi) payments made in connection with the organization of the Company;

            (vii) any and all funds disbursed or to be disbursed (including amounts deducted for adjustments) in connection with or as an expense of the sale of property of the Company, including without limitation all brokers' fees and attorneys' fees;

            (viii) compensation payable to any Shareholder or Manager, or affiliate of either, as provided in Section 3 of this Agreement (to the extent not otherwise described in paragraphs (i) through (vii) of this definition).

            (ix) any and all other cash expenditures of the Company, except distributions to Shareholders provided for in Section 5 of this Agreement;

            (x) distributions to Shareholders that are required under Section 5.2(a) of this Agreement ("Tax Distributions"); and less

            (xi) amounts set aside as additions to reasonable reserves established by the President for working capital, contingent liabilities or for any of the expenditures described in Subsections
          (i) through (ix) above, or as otherwise deemed by the President as reasonably necessary to meet the current and anticipated future liabilities, obligations and operating and capital expenditures of the Company.

     "Net Loss" means, with respect to any fiscal year of the Company, except as provided in the sentence next following, the net loss of the Company, if any, for such year as determined in accordance with the Company's accounting methods. With respect to the Company's fiscal year or years ending or beginning with or in the Company's 1998 taxable year, "Net Loss" as hereinabove determined shall be reduced (or eliminated and a Net Profit created) by the aggregate amount of expenses allocated to the Series A Preferred Shareholders under Section 5.1(a)(i) or Section 5.1(b)(i) of this Agreement.

     "Net Profit" means, with respect to any fiscal year of the Company, except as provided in the sentence next following, the net income of the Company, if any, for such year as determined in accordance with the Company's accounting methods. With respect to the Company's fiscal year or years ending or beginning with or in the Company's 1998


                                                                   June 17, 1998
taxable year, "Net Profit" as hereinabove determined shall be increased by the aggregate amount of expenses allocated to the Series A Preferred Shareholders under Section 5.1(a)(i) or Section 5.01(b)(i) of this Agreement.

     "Person" means any individual, partnership, corporation, limited liability company, joint venture, trust, business trust, cooperative, association, or other entity, and, where the context so permits, the legal representatives, successors in interest and assigns of such Person.

     "Percentage Interest" means, with respect to a Shareholder, the percentage assigned to the Interest of that Shareholder, relative to that assigned to the Interests of all other Shareholders, as determined in the manner set forth in
Section 4.5 of this Agreement.

     "Preferred Return" means, at any point in time, for any Shareholder's Shares of a particular Preferred Series of Shares, that amount which, when considered together with all amounts previously distributed (or deemed distributed) to such Shareholder pursuant to Section 5.2, will result in such Shareholder having received a cumulative percentage return, compounded annually, on such Shareholder's Capital Contribution, as set forth with respect to such Series in the Capitalization Description.

     "Preferred Shareholder" means each Series A Preferred Shareholder and each Series B Preferred Shareholder.

     "President" refers to the President appointed pursuant to Section 3.4, and any Person who becomes a substitute or replacement President as permitted by this Agreement.

     "Series" has the meaning ascribed to such term in Section 4.5 of this Agreement.

     "Series A Preferred Shareholder" means each of the Shareholders identified in the Share Ledger as holding Series A Preferred Shares, in each such Shareholder's capacity as such.

     "Series B Preferred Shareholder" means each of the Shareholders identified in the Share Ledger as holding Series B Preferred Shares, in each such Shareholder's capacity as such.

     "Series A Preferred Shares" means Shares having the preferences and other attributes set forth in the Capitalization Description as pertaining to Series A Preferred Shares.

     "Series B Preferred Shares" means Shares having the preferences and other attributes set forth in the Capitalization Description as pertaining to Series B Preferred Shares.

     "Series C Common Shares" means Shares having the attributes set forth in the


                                                                   June 17, 1998

Capitalization Description as pertaining to Series C Common Shares.

     "Shareholder" refers to each of the Persons named as a Shareholder in this Agreement, including the Share Ledger, and any Person who becomes an additional or substitute Shareholder as permitted by this Agreement and reflected in the Share Ledger, in each such Person's capacity as a member of the Company under the Act.

     "Share Certificate" means a certificate evidencing ownership of Shares issued pursuant to Section 4.5.

     "Share Ledger" means the share ledger set forth as a part of Schedule A
                                                                  ----------
attached to this Agreement, as it may be amended from time to time by the terms of this Agreement.

     "Shares" means units of Interest in the Company as described in Section 4.5 of this Agreement, including any Series A Preferred Shares, any Series B Preferred Shares, and any Series C Common Shares.

     "Supermajority Shareholder Action" means the affirmative vote of holders of at least 66-2/3% of the Voting Shares present at a meeting at which there is a quorum of the Voting Shares, or a written consent executed by holders of at least 66-2/3% of the Voting Shares.

     A "Third Party Entity" with respect to a transaction means another Person except (i) any Person that directly or indirectly controls, is controlled by, or is under common control with the Company or (ii) any Person which, following the transaction in question, a majority of the voting equity of which is owned directly or indirectly by the Voting Shareholders of the Company prior to the transaction.

     "Voting Shareholder" means each of the Shareholders identified in the Share Ledger as holding Voting Shares.

     "Voting Share" means any Series A Preferred Share, any Series C Common Share, and any other Share identified in the Capitalization Description as having the attribute, "voting."

     "Unanimous Shareholder Action" means the affirmative vote of all holders of Voting Shares at a meeting at which there is a quorum of the Voting Shares, or a written consent executed by all holders of Voting Shares.

                       2.  ORGANIZATION; BUSINESS; POWERS

     2.1 ORGANIZATION. The name of the Company shall be 3D OPEN MOTION, LLC. The Company shall from time to time file or cause to be filed such certificates and documents as shall be appropriate to comply with the applicable requirements for the


                                                                   June 17, 1998
existence and operation of the Company as a limited liability company under the laws of any jurisdiction in which the Company shall conduct business, and any one or more of the Managers shall have the authority to file or cause to be filed any such certificate or document. The Company shall have such place or places of business, within or without the Commonwealth of Massachusetts or State of Delaware, as the President may from time to time determine. The President may appoint agents for service of process in all jurisdictions in which the Company conducts or is qualified to conduct business. The President may from time to time change the name of the Company, its registered office, or any other matter described in the Certificate; provided, however, that any required consent of the Shareholders is obtained if such consent is expressly required by any provision of this Agreement or by applicable law as a condition to any such change. The President shall promptly file a certificate of amendment reflecting any such change to its Certificate.

     2.2 BUSINESS. The purposes of the Company shall be to engage in, to the extent permitted by law, any lawful business, purpose or activity, including, without limitation, the Company's Initial Business Purpose. In addition, the Company may do such other acts and things as are permitted to be done by a limited liability company in or under the laws of the State of Delaware. The Company may directly carry on any of its business or activities or may do so as a joint venturer or partner with any other Person or Persons.

     2.3 POWERS. The Company is hereby authorized to possess and exercise all the powers and privileges granted to a limited liability company under the Act or by any other law, and, without limitation on such powers and privileges, the Company is expressly authorized to:

               (a) Enter into, execute, modify, amend, supplement, acknowledge, deliver, perform and carry out contracts of any kind, including contracts with any Shareholder or with any Manager.

               (b) Acquire, hold, rent, lease and otherwise operate, construct, improve, maintain, finance, sell, transfer, convey, exchange, assign, mortgage, pledge, or otherwise deal with or dispose of any real or personal property or interests therein.

               (c) Borrow money, guarantee the obligations of others and issue evidences of indebtedness, and extend, repay, and renegotiate the terms of any such indebtedness, and secure the same by mortgage, assignment, pledge, or grant of other security interest on any of the Company's properties.

               (d) Lend, invest and reinvest its funds.

               (e) Bring and defend actions at law or in equity.

               (f) Purchase, cancel or otherwise retire or dispose of the Interest of any Shareholder, subject to all other provisions of this Agreement.


                                                                   June 17, 1998

               (g) Possess and exercise all lawful powers necessary or convenient to effect, or in connection with, any or all of the purposes of the Company, and all lawful powers incidental thereto, and to engage in any activity necessary or convenient or in connection with the conduct of the Company's business or the accomplishment of its purposes.

               (h) Take any other action not prohibited under the Act or other applicable law.

      3.  MANAGEMENT; RIGHTS AND OBLIGATIONS OF SHAREHOLDERS AND MANAGERS

      3.1 MANAGEMENT OF THE COMPANY. All decisions respecting any matters affecting or arising out of the conduct of the business of the Company, or any matters set forth in this Agreement or relating to the purposes of the Company, shall, except as otherwise expressly provided in this Agreement or otherwise required by law, be made exclusively by the Managers, as hereinafter provided. The Company shall have two classes of Managers, referred to, respectively, as the Directors and the Officers. The composition, and the respective rights, authority, powers, and duties of each such class of Manager shall be as hereinafter set forth. The Directors shall authorize the maintenance of a company record book to include the Agreement and any amendments thereto and the minutes of meetings (or consents in lieu of meetings) of Shareholders and Managers and other important documents of the Company.

     3.2 SHAREHOLDERS. The Shareholders shall have no voting or management rights except as expressly provided in this Agreement or as otherwise required by law.

     3.3 DIRECTORS. The overall supervision and direction of the business and affairs of the Company shall be vested in the Directors.


          (a)  Number and Election.  The number of Directors shall initially
               -------------------
     be two. The number of Directors may be changed at any time by Majority Shareholder Action holding a majority of the Voting Shares, but shall not be less than one. The Directors shall be elected by Majority Shareholder Action; provided, that from and after the date of this Agreement until such time as the Shareholders by Majority Shareholder Action elect Directors, the initial Directors shall be the Initial Directors. Directors shall serve until their successors are elected and qualified, subject to their earlier resignation or removal.

          (b)  Removal.  Directors may be removed at any time by Majority
               -------
     Shareholder Action; provided that the President may only be removed as a Director


                                                                   July 17, 1998
     by Unanimous Shareholder Action and the initial President may only be removed as President by Unanimous Shareholder Action.

       (c)  Vacancies.  Any vacancy, however occurring, among the Directors may
            ----------
     be filled by Majority Shareholder Action or, in the absence of such action, by Majority Board Action.

     3.4 OFFICERS. The Officers shall consist of a President, a Treasurer, a Secretary and such other Officers, with such authority, powers, rights, duties and responsibilities, as specified by Majority Board Action. The Board shall specify by Majority Board Action a natural person to hold each such office, except that the initial President shall be the Initial President specified above, the initial Treasurer shall be the Initial Treasurer specified above and the initial Secretary shall be the Initial Secretary specified above. The same person may hold more than one of such positions. Unless prohibited by a resolution of the Directors, an Officer may, without the approval of the Directors, delegate some or all of the duties and powers of such Officer's position as an Officer to one or more other natural persons. Officers shall serve until their resignation, death or removal. Each Officer serves at the pleasure of the Board, may resign at any time, and may be removed by Majority Board Action for any reason, or for no reason, as the Board determines (provided such right to resign and to remove shall not relieve the Company or the Officer, as the case may be, of any financial liability in any contract between the Company and such Officer).

           (a)  President.  The President shall be a Director of the Company.
                ---------
     President shall have the right, power and full authority to manage, conduct, control and operate the Company's business and affairs, and generally to exercise the rights and powers specified in this Agreement, except to the extent expressly reserved to the Directors or to the Shareholders. Without limitation on the foregoing, the President shall have the power and full authority:

               (i) To lease, license, sell, mortgage, pledge, or otherwise transfer for consideration or encumber all or any portion of the Company's assets; to consolidate or merge with any business entity, to acquire any interest in any business entity, whether in the form of stock, assets or otherwise; provided, however, any admission of new
                                      -----------------
          Shareholders of the Company in connection with any such transaction shall be subject to the provisions of Section 7; and provided,
                                                               ---------
          further, that the President shall not effect a Change in Control of
          -------
          the Company without Supermajority Shareholder Action.

               (ii) To borrow money or otherwise to obtain credit or other financial accommodations from, and to cause to be paid on or before the due date thereof amounts due and payable by the Company to, any Person, including without limitation the President, any other Manager, any Shareholder, or any Person related to or affiliated with the President, any other Manager or any Shareholder;



                                                                   June 17, 1998

              (iii) To employ such agents, employees, accountants, attorneys, brokers, consultants, subcontractors, and other Persons, whether or not related to or affiliated with the President, any other Manager or any Shareholder, and to pay such fees, expenses, salaries, wages, and other compensation to such Persons, and otherwise to agree to such terms with such Persons, as the President shall determine to be necessary or desirable;

              (iv) To pay, extend, review, modify, contest, adjust, submit to arbitration, prosecute, defend or compromise upon such terms as the President may determine, any obligation, suit, liability, cause of action or claim, including, without limitation, taxes, charges and assessments, either in favor of or against the Company;

              (v) To purchase or contract to purchase, or to lease, license or hire any property, real or person, tangible or intangible, and to enter into, carry out and enforce any agreements regarding the use of, or affecting or benefiting any such property;

              (vi) To enter into, execute, amend, supplement, acknowledge and deliver any and all contracts, agreements, assignments, licenses, deeds, leases, loan agreements, guarantees, notes and other evidences of indebtedness, mortgages and other security instruments and agreements, and any and all other instruments, documents and agreements, as the President may determine to be necessary, appropriate or desirable to carry out the purposes of the Company;

               (vii) To cause to be obtained and continued in force all policies of insurance required by any mortgage, lease or other agreement to which the Company is a party, and such other additional insurance, including, without limitation, key-man life insurance, as the President may determine to be necessary, appropriate or desirable to carry out the purposes of the Company;

               (viii) To perform or cause to be performed all of the Company's obligations under any agreement to which the Company is a party;

               (ix) To cause to be paid all amounts determined by the President to be due and payable by the Company to any Person;

               (x) To the extent that funds of the Company are, in the President's judgment, not immediately required for the conduct of the Company's business, to invest temporarily the excess funds in such interim investments


                                                                   June 17, 1998
          as the President may select, including, without limitation, obligations of federal, state and local governments or their agencies, mutual funds, commercial paper, money-market funds, and bank certificates of deposit;

               (xi) To prosecute, protect and defend or cause to be protected and defended all patents, patent rights, copyrights, trade names, trademarks and service marks, and all applications with respect thereto which may be held by the Company and to take all reasonable and necessary actions to protect the secrecy of and the proprietary rights with respect to any secret know-how, secret processes, trade secrets or other proprietary information, and to prosecute and defend all rights of the Company in connection therewith; and

               (ix) To make donations to the public welfare or for religious, charitable, scientific, literary or educational purposes.

          (b) Treasurer.  Unless provided otherwise by a resolution adopted by
              ---------
     the Directors, the Treasurer shall (i) keep accurate financial records for the Company; (ii) deposit all monies, drafts and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; (iii) endorse for deposit all notes, checks and drafts received by the Company, making proper vouchers therefor; (iv) disburse Company funds and issue checks and drafts in the name of the Company, (v) render to the President and the Directors, whenever requested, an account of all of such Officer's transactions as Treasurer and of the financial condition of the Company; and (vi) perform such other duties as may be prescribed by the Directors or the President from time to time.

          (c) Secretary.  Unless provided otherwise by Majority Board Action,
              ---------
     the Secretary shall (i) attend all meetings of the Board and all meetings of the Shareholders, and shall record all the proceedings of the meetings in the Company Record Book referred to in Section 3.1; (ii) give, or cause to be given, notice of all meetings of the Shareholders; (iii) have custody of the seal of the Company, if any, and have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his, her or its signature (it being understood that the Board may by Majority Board Action give general authority to any other Officer to affix the seal of Company and to attest the affixing by his or her signature); and (iv) perform such other duties as may be prescribed by the Directors or the President from time to time.

          (d)  Authority of President, Treasurer and/or Secretary to Bind the
               --------------------------------------------------------------
     Company. Any action taken by the President as President of the Company, by
     -------
     the Treasurer as Treasurer of the Company or by the Secretary as Secretary of the Company within the scope of such Officer's duties and responsibilities described herein, shall bind the


                                                                   June 17, 1998

     Company and shall be deemed to be the action of the Company. The signature of the President, Treasurer and/or Secretary on any agreement, contract, instrument or other document shall be sufficient to bind the Company in respect thereof and shall conclusively evidence the authority of the President, the Treasurer, the Secretary and the Company with respect thereto, and no third party need look to any other evidence or require joiner or consent of any other party. Only the President, the Treasurer, the Secretary and the Company's agents authorized by the President shall have the authority to bind the Company.

          (e) Compensation of Officers. The compensation of the Officers shall
              ------------------------
     be fixed from time to time by the Directors; provided, however, that the Company and Gain hereby agree that Gain shall not be paid compensation of any kind by the Company for a period of one year from the date of this Agreement; provided, further, however, that Gain shall be reimbursed for all reasonable out-of-pocket business expenses incurred in connection with his duties as President of the Company.

     3.5  GENERAL MEETING AND VOTING REQUIREMENTS.

          (a)  Meetings.
               ---------

            (i)  Directors.  Meetings of the Directors may be held at such
                 ----------
     places and at such times as the Directors may from time to time determine (or as may be specified by the President or two or more Directors); provided, that any Director who is absent when such determination is made shall be given notice of the determination in the manner described herein.

            (ii)  Shareholders.  A meeting of Shareholders may be called by
                  -------------
     the President for any purpose or purposes of addressing any matters on which Shareholders may vote. The meeting of Shareholders shall be held at such places and at such times as shall be stated in the notice of the meeting.

          (b)  Notice of Meetings.  Notice of meetings of the Directors shall
               ------------------
     be given to each Director by the President, or in case of his death, absence, incapacity or refusal, by one of the Directors calling the meeting. Notice of meetings of Directors shall be given to each Director in person or telephonically or by fax or telegram sent to his business or home address at least forty-eight hours in advance of the meeting, or by written notice mailed to his business or home address at least five days in advance of the meeting.

            Notice of meetings of the Shareholders shall be given to each Voting Shareholder by the President or the Secretary. Notice of meetings of Shareholders shall be given to each Voting Shareholder in person or telephonically or by mail, fax or telegram sent to his business or home address at least seven days in advance of the meeting.


                                                                   June 17, 1998

          Notice of a meeting need not be given to any Director or Shareholder if a written waiver of notice, executed by the person before or after the meeting, is filed with the records of the meeting, or to any person who attends the meeting. A notice or waiver of notice of a meeting need not specify the purposes of the meeting.

            (c)  Quorum.  At any meeting of the Directors, a majority of the
                 ------
     Directors shall constitute a quorum. At any meeting of the Shareholders, presence in person or by proxy of holders of a majority of the aggregate number of Voting Shares held by all Shareholders shall constitute a quorum.

            (d)  Action at Meeting.  At any meeting of the Directors at which a
                 -----------------
     quorum is present, a majority of the Directors present may take any action on behalf of the Directors. At any meeting of the Shareholders at which a quorum is present, holders of a majority of the aggregate number of Voting Shares held by those Shareholders present at the meeting may take any action on behalf of the Shareholders.

            (e)  Action by Consent.  Any action required or permitted to be
                 -----------------
     taken at any meeting of the Directors may be taken without a meeting, if a majority of the Directors consent to the action in writing and the written consents are filed with the records of the meetings of Directors. Any action required or permitted to be taken at any meeting of the Shareholders may be taken without a meeting, if holders of a majority of the outstanding Voting Shares consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such a consent shall be treated for all purposes as a vote at a meeting.

            (f)  Telephonic Meetings.  Any or all of the Directors may
                 -------------------
     participate in any meeting of the Directors by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Any Director so participating shall be treated as having been present in person at such meeting.

            (g)  Board and Shareholder Proxies. At all meetings of the Board, a
                 -----------------------------
     Board Member may act by proxy executed in writing by the Board Member or by his duly authorized attorney-in fact. At all meetings of Shareholders, a Shareholder may vote by proxy executed in writing by the Shareholder or by his duly authorized attorney-in fact. Any such proxy or authorization of an attorney in-fact shall be in writing and shall be supplied to the Board before or at the time of the meeting. No proxy shall be valid after three months from date of execution, unless otherwise provided in the proxy.


                                                                   June 17, 1998

     3.6  CONTRACTS WITH RELATED OR AFFILIATED PERSONS.

          (a) The Company may enter into agreements, leases, contracts or other arrangements for the furnishing to or by the Company of goods, services, or property rights with any Officer, Director, Shareholder, or any Person related to or affiliated with any of them, and may pay compensation thereunder for such goods, services or rights which is reasonably comparable to that which would be payable to unrelated and unaffiliated Persons under similar circumstances. If the determination of such amounts is made by the President, Treasurer, or Secretary in good faith it shall be conclusive absent manifest error.

          (b) Without limitation on any of its powers set forth in Section 2.3 of this Agreement, the Company is hereby expressly authorized to enter into and to perform a Share Contribution Agreement dated concurrently herewith (the "Share Contribution Agreement") with Dennis T. Gain and The Gain Family Trust (collectively, the "Transferors") pursuant to which the Transferors will transfer and assign to the Company the number of Spacetec Shares set forth in the Share Contribution Agreement as their respective Capital Contributions, in exchange for the number of Series A Preferred Shares set forth after each of their names in the Share Ledger.

     3.7 MANAGER'S STANDARD OF CARE. A Manager's duty of care in the discharge of the Manager's duties to or on behalf of the Company and the Shareholders shall be limited to refraining from engaging in grossly negligent or reckless conduct, intentional misconduct, or a knowing violation of law. A Manager shall be fully protected in relying in good faith upon the Company's records and upon such information, opinions, reports or statements by any of the Company's Shareholders, Managers, employees or agents, or by any other Person as to matters such Manager reasonably believes are within such other Person's professional or expert competence and who has been selected in good faith and with reasonable care by such Manager, or who has been selected by the Directors, including without limitation information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Company.

     3.8 LIMITATION OF LIABILITY OF MANAGER; INDEMNIFICATION. No Manager shall be obligated personally for any debt, obligation or liability of the Company or of any Shareholder, whether arising in contract, tort or otherwise, solely by reason of being or acting as a Manager of the Company. No Manager shall be personally liable to the Company or to its Shareholders for acting in good faith reliance upon the provisions of this Agreement, or for breach of any fiduciary or other duty that does not involve (i) a breach of the duty of loyalty to the Company or its Shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) a transaction from


                                                                   June 17, 1998
which the Manager derived an improper personal benefit. Any Manager shall be entitled to indemnity from the Company for any liability incurred, and for any act performed within the scope of authority conferred on the Manager by this Agreement, by reason of his being or related to his status as a Director or an Officer, unless resulting from such Manager's gross negligence, reckless conduct, intentional misconduct or wrongdoing or knowing violation of law. Such indemnification shall include all reasonable expenses incurred and paid, including reasonable legal and other professional fees and expenses.

     3.9 OTHER BUSINESS INTERESTS. Subject to the provisions of the Business Cooperation Agreement, any Manager or Shareholder may have other business interests and may engage in other activities in addition to those relating to the Company, whether or not in competition with the business of the Company. Neither the Company nor any Shareholder shall, by virtue of this Agreement, have any right to or interest in any such other business interests or activities. Gain shall use concerted efforts to manage the Company.

     3.10 CONFIDENTIALITY. Each Shareholder (other than Spacetec) agrees not to use Confidential Information (as hereinafter defined) of the Company for its own use or for any purpose except to evaluate and make decisions with respect to its equity investment in the Company. Each Shareholder(other than Spacetec) agrees not to disclose such Confidential Information to any third parties or to any of its employees except employees or third parties who are required to have the Confidential Information to evaluate such Shareholder's investment; provided, however, that a Shareholder may report summary financial information concerning the Company in accordance with requirements of applicable law. For purposes of this Section, "Confidential Information" means any information, technical data, or know-how, including, but not limited to, the Company's research, products, software, services, development, inventions, processes, designs, drawings, engineering, marketing, or finances, disclosed by the Company either directly or indirectly in writing, orally or by drawings or inspection of parts or equipment and which the Company has marked "confidential," "proprietary" or "secret" or has otherwise identified as being such. Confidential Information does not include information, technical data or know-how which (i) the Shareholder acquired from sources independent of the Company on a non-confidential basis or developed independent of any information obtained directly or indirectly from the Company, other than the technology and know how transferred to the Company in the Asset Transfer Agreement, as demonstrated by the Shareholder from its files and records immediately prior to the time of disclosure; or (ii) before or after it has been disclosed to the Shareholder, it is part of the public knowledge or literature, not as a result of any action or inaction of the Shareholder; or (iii) is approved for release by written authorization of Company.

             4.  CAPITAL CONTRIBUTIONS; LIABILITIES OF SHAREHOLDERS

     4.1 CAPITAL CONTRIBUTIONS. Each Shareholders has made or shall make the Capital Contribution to the Company of cash or property specified opposite the Shareholder's name


                                                                   June 17, 1998
in the Share Ledger. Except as set forth on the Share Ledger, no Shareholder or Manager shall be required to make any contribution to the capital of the Company.

     4.2 ADDITIONAL CAPITAL CONTRIBUTIONS. No Shareholder shall be obligated or required to make any contribution to the Company in addition to the Shareholder's Capital Contribution referred to in Section 4.1 of this Agreement.

     4.3 LIABILITY OF SHAREHOLDERS. The liability of each Shareholder to the Company shall be limited to the Capital Contribution the Shareholder has agreed to make, as provided in Section 4.1 of this Agreement. No Shareholder shall have any liability to restore any negative balance in the Shareholder's Capital Account or to contribute to, or in respect of, the liabilities or the obligations of the Company, or to restore any amounts distributed from the Company, except as may be required under the Act or other applicable law. In no event shall any Shareholder be personally liable for any liabilities or obligations of the Company.

     4.4 NO WITHDRAWAL OF OR INTEREST ON CAPITAL. No Shareholder shall have the right to resign and receive any distribution from the Company as a result of such resignation, and no Shareholder shall have the right to receive the return of all or any part of the Shareholder's Capital Contribution or capital account, or any other distribution, except as expressly provided in this Agreement. No Shareholder shall have any right to demand and receive property of the Company in exchange for all or any portion of the Shareholder's Capital Contribution or capital account, except as expressly provided in this Agreement. No interest shall accrue or be paid on any Capital Contribution or capital account.

     4.5 SHARES; SHARE CERTIFICATES. Ownership of Interests in the Company shall be divided into and represented by Shares. There shall be the following three classes of Interest in the Company: Series A Preferred Shares, Series B Preferred Shares, and Series C Common Shares (each, a "Series" of Shares). The number and Series of Shares owned by each Shareholder shall be as set forth in the Share Ledger. The Percentage Interest of a Shareholder shall be determined as of any date by dividing the number of Shares owned by the Shareholder on that date by the total number of Shares owned by all of the Shareholders on that date. The President may issue to Shareholders Share Certificates, in such form as the President directs, certifying the number of Shares owned by the Shareholder, and retain copies of such certificates in the Record Book, and may direct a new Share Certificate(s) to be issued in place of any theretofore issued and alleged to have been lost, stolen or destroyed, upon receipt of an affidavit of that fact in such form as the President may require. Upon surrender of a Share Certificate duly endorsed or accompanied by proper evidence of authority to transfer, the President may, if the transfer of ownership is in compliance with the provisions of Section 7 and all other terms of this Agreement, cause the issuance of a new Share Certificate to the Person entitled thereto, and cancel the old Share Certificate.



                                                                   June 17, 1998

                       5.  ALLOCATIONS AND DISTRIBUTIONS

     5.1 ALLOCATION OF NET PROFITS AND LOSSES. Except as otherwise hereinafter provided, the Net Profit or the Net Loss, as the case may be, as of the end of any fiscal year of the Company shall be allocated among the Shareholders as follows:
               (a) Profits.  For any fiscal year in which the Company has a Net
                   --------
     Profit, such Net Profit shall be allocated among the Shareholders as follows:
                    (i) With respect to the Company's fiscal year or years ending or beginning with or in the Company's 1998 taxable year, there shall first be allocated to Gain and The Gain Family Trust, as Series A Preferred Shareholders, and in proportion to the number of Series A Preferred Shares held by each such Shareholder, all expenses of the Company not in excess of Seven Hundred Thousand Dollars ($700,000).

                    (ii) There shall next be allocated to each Shareholder with a deficit in its capital account an amount of the Net Profit sufficient to bring its capital account to zero. If the Net Profit shall be insufficient to bring to zero the capital accounts of all Shareholders with deficits in their capital accounts, then the Net Profit shall be allocated to those Shareholders with deficits in their capital accounts in proportion to their respective deficit capital account balances.

                    (iii) Any remaining Net Profit shall next be allocated to each of the Shareholders in the same proportions as, and to the extent of the amount of any distributions under Section 5.2(c) of Net Distributable Cash made to such Shareholder during the fiscal year, plus any Net Distributable Cash held on the last day of the fiscal year for distribution under Section 5.2(c) to such Shareholder in the next succeeding fiscal year.

                    (iii) The balance, if any, of the Net Profit shall be allocated among the Shareholders in proportion to their respective Percentage Interests.

               (b) Net Loss.  For any fiscal year in which the Company has a Net
                   ---------
     Loss, disregarding any allocation under Subparagraph (i) of this Section 5.1(b), such Net Loss shall be allocated among the Shareholders as follows:

                    (i) With respect to the Company's fiscal year or years ending or beginning with or in the Company's 1998 taxable year, there shall first be allocated to Gain and The Gain Family Trust, as Series A Preferred Shareholders, and in proportion to the number of Series A Preferred Shares held by each such Shareholder, all expenses of the Company not in excess of Seven Hundred Thousand Dollars ($700,000).


                                                                   June 17, 1998

                    (ii) There shall next be allocated to each Shareholder with a positive capital account an amount of the Net Loss sufficient to reduce the Shareholder's capital account to zero. If the Net Loss shall be insufficient to reduce to zero the capital accounts of all Shareholders with positive capital accounts, the Net Loss shall be allocated to those Shareholders with positive capital accounts in proportion to their respective positive capital account balances.

                    (iii) The balance, if any, of the Net Loss shall be allocated among the Shareholders in proportion to their respective Percentage Interests.

                    (iv)  Loss Allocation Limitation; Qualified Income Offset.
                          ----------------------------------------------------

                          (A) Notwithstanding the foregoing provisions of this
                    Section 5.1, the amount of Net Loss or expenses for any fiscal year that would otherwise be allocated to a Shareholder shall not cause or increase a deficit balance in such Shareholder's capital account in excess of the amount of exposure of such Shareholder, if any, with respect to debt or other obligations or liabilities of the Company, plus such Shareholder's share of "partnership minimum gain", as such term is defined in Regulation Section 1.704-2(b)(2) under Code Section 704, as of the last day of such fiscal year. To the extent the Net Loss for the fiscal year can not be allocated to any Shareholder owing to the restriction in the foregoing sentence, that amount of Net Loss shall be allocated among the Shareholders in proportion to their respective Percentage Interests.

                         (B)  Notwithstanding the foregoing provisions of this
                    Section 5.1, if, as of the end of any taxable year of the Company, any Shareholder who is not obligated to restore the entire deficit balance in his capital account to the Company (in accordance with paragraphs (b)(2)(ii)(b)(3) and (b)(2)(ii)(c) of Regulation Section 1.704-1 under Code
                    Section 704) unexpectedly receives an adjustment, allocation or distribution described in (4), (5) or (6) of Regulation
                    Section 1.704-l(b)(2)(ii)(d) under Code Section 704 which causes or increases a deficit balance in such Shareholder's capital account (as adjusted in accordance with the sentence next following), then such Shareholder shall be allocated items of income and gain (consisting of a pro rata portion of each item of Company income, including gross income, and gain for such year) in an amount and manner sufficient to eliminate such deficit balance as quickly as possible. For purposes (only) of determining the existence or the amount of a deficit balance in any Shareholder's capital account within the meaning of the


                                                                   June 17, 1998
                    preceding sentence, such Shareholder's capital account shall be reduced by the adjustments, allocations and distributions described in (4), (5) and (6) of Regulation Section 1.704-l(b)(2)(ii)(d) under Code Section 704.

                         (C)  Minimum Gain Chargeback  Notwithstanding the
                              -----------------------
                    foregoing provisions of this Section 5, if there is a net decrease in "partnership minimum gain," as defined in Paragraph (b)(2) of Regulation Section 1.704-2 under Code
                    Section 704 and as computed in the manner required under said Regulation Section 1.704-2, during any taxable year of the Company, then each Shareholder shall be allocated, before any other allocation is made under this Section 5 for such taxable year, items of income and gain for such year (and, if necessary, subsequent years) equal in amount to such Shareholder's share of any net decrease in partnership minimum gain as determined under Regulation Section 1.704-2(g)(2) under Code Section 704, except to the extent, if at all, that (i) such Shareholder's share of any such net decrease is caused by a guarantee, refinancing, or other change in the debt instrument causing it to become partially or wholly recourse debt or "partner recourse debt" as defined in Paragraph (b)(2) of said Regulation Section 1.704-2, and the Shareholder bears the economic risk of loss (within the meaning of Regulation Section 1.752-2 under Code
                    Section 752) for such converted or refinanced debt; or (ii) the Shareholder contributes capital to the Company that is used to repay the nonrecourse liability or is used to increase the basis of property of the Company that is subject to such liability, and the Shareholder's share of the net decrease in partnership minimum gain results from such repayment or such basis increase. The allocations provided for in this Subparagraph (C) shall be made in accordance with the requirements of Paragraph (j) of said Regulation Section 1.704-2.

                         (D)  Partner Nonrecourse Debt  Notwithstanding the
                              ------------------------
                    foregoing provisions of this Section 5, (a) any "partner nonrecourse deductions," as defined in Paragraph (i) of Regulation Section 1.704-2 under Code Section 704, attributable to a "partner nonrecourse liability," as defined in Paragraph (b)(4) of said Regulation Section 1.704-2, and as computed in the manner required under said Regulation Section 1.704-2, shall be allocated to the Shareholder, or to and among the Shareholders, that bear the economic risk of loss for such liability and in the proportions required by Paragraph (i)(1) of said Regulation
                    Section 1.704-2; and (b) if, during any taxable year



                                                                   June 17, 1998
                    of the Company, there is a net decrease in "partner nonrecourse debt minimum gain," as defined in Paragraph
                    (i)(2) of Regulation Section 1.704-2 under Code Section 704 and as computed in the manner required under said Regulation
                    Section 1.704-2, any Shareholder with a share, as determined under Paragraph (i)(5) of said Regulation Section 1.704-2, of that partner nonrecourse debt minimum gain, as of the beginning of the year, shall be allocated items of income and gain for the year (and, if necessary, for succeeding years) equal in amount to such Shareholder's share of such net decrease as determined in a manner consistent with the requirements of Paragraph (g)(2) of said Regulation Section 1.704-2, to the extent (if at all) that such allocation is required under Paragraph (i)(4) of said Regulation Section 1.704-2. The allocations provided for in this Subparagraph
                    (D) shall be made in accordance with the requirements of Paragraphs (j)(1)(i), (j)(1)(iii), (j)(2)(ii) and
                    (j)(2)(iii) of said Regulation 1.704-2, as appropriate.

     5.2  CASH DISTRIBUTIONS.

           (a) The President shall cause distribution to be made to Gain and The Gain Family Trust, as Series A Preferred Shareholders, on or before April 1, 1999, of an amount of cash which the Company's accountants determine is the amount necessary to offset the federal and state income tax liability of such Series A Preferred Shareholders resulting from or attributable to the transfer and assignment to the Company of Spacetec Shares as such Shareholders' Capital Contributions; provided such distribution shall in no event be less than $100,000 nor exceed $200,000. Any such distribution shall be allocated to and divided between such Series A Preferred Shareholders in proportion to the number of Series A Preferred Shares held by each.

           (b) After the distribution specified in Section 5.2(a) is made or funds are set aside for such distribution, the President shall cause distributions to be made, on or before April 1 of each calendar year, of an amount of cash which the President shall, with the advice of the Company's accountants, determine is a reasonable amount to be distributed to assist the Shareholders in paying federal and state income taxes on any income of the Company for the Company's fiscal year ending in or with the immediately preceding calendar year. Any such cash distribution ("Tax Distribution") shall be allocated to and divided among the Shareholders in proportion to their respective distributive shares of the Company's taxable income.

           (c) The President shall also cause distributions to be made of Net Distributable Cash at such times, and in such amounts, as the Directors, in their sole discretion, from time to time determine. Distributions of Net Distributable Cash hereunder shall be allocated to and divided among the Shareholders as follows:


                                                                   June 17, 1998

               (i) First, until each of the Series A Preferred Shareholders and Series B Preferred Shareholders has received, in the aggregate, from the current distribution under this Subparagraph (i) and from all prior distributions of Net Distributable Cash under this Subparagraph
          (i), an amount equal to such Preferred Shareholder's Preferred Return determined as of the date of any such distribution (any difference between such Preferred Return and such aggregate cash distributions being hereinafter referred to as the Preferred Shareholder's "Preferred Return Deficit"), such distribution shall be allocated to and divided among those Preferred Shareholders having Preferred Return Deficits. Cash distributed to Preferred Shareholders under this
          Section 5.2(c)(i)shall be shared among them in the proportions that the amount of each such Preferred Shareholder's Preferred Return Deficit bears to the aggregate amount of Preferred Return Deficits of all such Preferred Shareholders.

               (ii) Second, until each of the Series A Preferred Shareholders and Series B Preferred Shareholders has received, in the aggregate, from the current distribution under this Subparagraph (ii) and from all prior distributions of Net Distributable Cash under this Subparagraph (ii), an amount equal to such Preferred Shareholder's Capital Contribution, (any difference between such Capital Contribution and such aggregate cash distributions being hereinafter referred to as the Preferred Shareholder's "Contribution Deficit"), such distribution shall be allocated to and divided among those Preferred Shareholders having Contribution Deficits. Cash distributed to Preferred Shareholders under this Section 5.2(c)(i) shall be shared among them in the proportions that the amount of each such Preferred Shareholder's Contribution Deficit bears to the aggregate amount of Contribution Deficits of all such Preferred Shareholders.

               (iii) Thereafter, any such distribution shall be allocated to and divided among the Shareholders in proportion to their respective Percentage Interests.

     5.3 DISTRIBUTIONS UPON DISSOLUTION. Upon dissolution of the Company, distributions shall be made as provided in Section 8.3 of this Agreement.

                 6.  BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS

     6.1 BOOKS AND RECORDS. The books and records of the Company shall be maintained by the President and made available, in addition to the records and documents required to be kept under the Act, at the office of the Company. All such books, records and documents

                                                                   June 17, 1998
shall be available at such office for inspection by any Shareholder or the Shareholder's authorized representative, at any reasonable time during ordinary business hours for any purpose reasonably related to the Shareholder's interest in the Company. Those records and documents required to be kept under the Act shall be available at such office for inspection and copying by any Shareholder or the Shareholder's authorized representative, at the reasonable request of and at the expense of the Shareholder, during ordinary business hours.

     6.2 ACCOUNTING AND FISCAL YEAR. The books of the Company shall be kept in accordance with such accounting methods as the President shall determine is appropriate. The Company's books shall be closed and balanced at the end of each fiscal year of the Company and at such other times as the President may determine is appropriate. The fiscal year of the Company shall end on December 31 of each year.

     6.3 REPORTS. The President shall deliver to each person who was a Shareholder at any time during the fiscal year then ended the following:


           (a) as soon as practicable but in no event later than the date prescribed by applicable law, such information as shall be necessary for the preparation by the Shareholder of a federal income tax return, and state income or other tax returns with regard to each jurisdiction in which the Company does or is qualified to do business;

           (b) within one hundred twenty (120) days after the end of each fiscal year of the Company, a statement of assets, liabilities and Shareholders' capital, a statement of income and expenses, a statement of sources and uses of funds, and a statement of changes in Shareholders' capital prepared in accordance with generally accepted accounting principles and certified by a firm of independent accountants of recognized national standing selected by the Board of Directors.

           (c) within thirty (30) days after the end of each quarter in each fiscal year, a statement of assets, liabilities and Shareholders' capital, a statement of income and expenses, a statement of sources and uses of funds, and a statement of changes in Shareholders' capital prepared in accordance with generally accepted accounting principles.

           (d) as soon as practicable but in no event later than prescribed by applicable law, such information as shall be necessary for the preparation by each Shareholder of a federal income tax return, and state income or other tax returns with regard to each jurisdiction in which the Company does or is qualified to do business.

                                                                   June 17, 1998

     6.4 INTERIM CLOSING OF THE BOOKS. There shall be an interim closing of the Company's books of account at any time a tax year of the Company ends under any provision of the Code, and at such other times as the President may determine is required by good accounting practice or may be appropriate under the circumstances.

     6.5 TAX ALLOCATIONS. The parties intend that the Company will be taxable as a partnership for United States federal income tax purposes. Except as otherwise provided below, for federal income tax purposes each Shareholder's distributive share of income, gain, loss, deduction, credit, recapture or tax preference (or item thereof) for any fiscal year of the Company shall be allocated in the same proportion that the item or items of the Company's Net Profit or Net Loss, depreciation or cost recovery deductions, for such year to which it corresponds, under applicable federal income tax accounting rules, is allocated under Section 5.1 of this Agreement (and, if applicable, Section 7.4 of this Agreement). Notwithstanding the foregoing, income, gain, loss and deduction with respect to property contributed to the Company by a Shareholder shall be shared among the Shareholders so as to take account of the variation between the basis of the property to the Company and its fair market value at the time of contribution, as required by Section 704(c) of the Code and Treasury Regulations thereunder.

     6.6 TAX DEPRECIATION AND ELECTIONS. With respect to all depreciable assets of the Company, the President shall have sole discretion to elect from time to time to use such depreciation methods for federal tax purposes as the President may determine is appropriate. The President shall have sole discretion to make an election under Section 754 of the Code and to make such other tax elections as the President may from time to time deem necessary or appropriate.

     6.7 TAX MATTERS PARTNER. The President is hereby designated as the "tax matters partner," as provided in Treasury Regulations under Section 6231 of the Code as in effect on the date of this Agreement.

     6.8 SHAREHOLDERS' CAPITAL ACCOUNTS. The Company shall maintain a separate capital account for each Shareholder. Each Shareholder's initial capital account balance shall equal his initial contribution to the capital of the Company, as reflected on the Share Ledger. Each Shareholder's capital account shall thereafter be increased by (i) by the amount of money, if any, contributed by the Shareholder to the Company, (ii) the fair market value of property contributed by the Shareholder to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Section 752 of the Code), and (iii) allocations to the Shareholder of Company income and gain (or items thereof), including income and gain exempt from tax and income and gain described in Regulation Section 1.704-1(b)(2)(iv)(g) under Section 704 of the Code, but excluding income and gain described in Regulation Section 1.704-1(b)(4)(i) under Section 704 of the Code; and is decreased by (aa) the amount of money distributed to the Shareholder by the Company, (bb) the fair market value of property distributed to the Shareholder by the

                                                                   June 17, 1998

Company (net of liabilities secured by such distributed property that such Shareholder is considered to assume or take subject to under Section 752 of the
Code), (cc) allocations to the Shareholder of expenditures of the Company described in Section 705(a)(2)(B) of the Code, and (dd) allocations of Company loss and deduction (or item thereof), including loss and deduction described in Regulation Section 1.704-1(b)(2)(iv)(g) under Section 704 of the Code, but excluding items described in (cc) above and loss or deduction described in Regulation Section 1.704-1(b)(4)(i) or 1.704-1(b)(4)(iii) under Section 704 of the Code. In addition, each Shareholder's capital account shall, in the discretion of the Treasurer, be increased or decreased to reflect a revaluation of property of the Company (including intangible assets such as goodwill) on the Company's books in connection with a contribution of money or other property (other than a de minimis amount) to the Company by a new or existing Shareholder as consideration for Shares, or in connection with the granting of Shares by the Company to a new or existing Shareholder in consideration for the performance of services for the Company (including the vesting of any such Shares which are subject to vesting), or in connection with the liquidation of the Company or a distribution of money or other property (other than a de minimis amount) by the Company to a retiring or continuing Shareholder as consideration for Shares; provided, that any such adjustment shall be consistent with the requirements of Regulation Section 1.704-1(b)(2)(iv) under Section 704 of the Code. Any such adjustments shall be based on the fair market value of the Company's property (taking into account Section 7701(g) of the Code) on the date of adjustment, and shall reflect the manner in which the unrealized income, gain, loss, or deduction inherent in such property (not previously reflected in the Shareholders' capital accounts) would be allocated among the Shareholders if there were a taxable disposition of such property for such fair market value on that date. In the event of any such adjustment, the Shareholders' distributive shares of depreciation, depletion, amortization, and gain or loss, as computed for federal income tax purposes, with respect to such property, shall be determined so as to take account of the variation between the adjusted tax basis and book value of such property in the same manner as under Section 704(c) of the Code. Other appropriate adjustments to each Shareholder's capital account shall also be made from time to time, in accordance with the rules set forth in Regulation Section 1.704-l(b)(2)(iv) under Section 704 of the Code or the requirements of any other applicable proposed, final or temporary regulations thereunder. It is the intent of the Shareholders that the capital accounts shall be determined and maintained in accordance with said Code Section and said regulations, and this Section 6.8 shall be construed in a manner consistent therewith. A Shareholder who has more than one Interest in the Company shall have a single capital account that reflects all such Interests. No Shareholder shall be entitled to interest on his capital account.


       7.  TRANSFERS OF SHAREHOLDERS' INTERESTS; ADDITIONAL SHAREHOLDERS

     7.1 RESTRICTIONS ON TRANSFER. No Shareholder may assign all or any part of the Share except with the President's written approval, which approval shall not be unreasonably

                                                                   June 17, 1998
withheld. Any attempt to assign without such approval shall be void and ineffectual and shall not bind the Company. Further:

            (a) No assignment of any Share may be made other than on the first day of a month; and

            (b) The President may require that an assignment of a Share may be made only if the assignor or assignee provides an opinion of counsel reasonably acceptable to the President that the assignment would not require the filing of a registration statement under the Securities Act of 1933, would otherwise not be in violation of any applicable federal or state securities laws (including any investment suitability standards) or would not result in the Company's being treated for federal tax purposes as anything other than a partnership; and

           (c) No assignment of any Share may be made without Supermajority Shareholder Action if the assignment, alone or when combined with other transactions, would result in the deemed termination of the Company under
     Section 708 of the Code; and

           (d) Without limiting the discretion of the President, the following shall be deemed reasonable reasons for the President to withhold approval of an assignment:

                    (i) the prospective assignee is a competitor or affiliate of a competitor of the Company; or

                    (ii) the prospective assignee's financial condition, citizenship, residency or other factors could result in the unavailability of exemptions to the Company under the U.S. federal securities laws or result in adverse U.S. federal or state tax consequences or complications, including loss of prospective tax benefits; or

                    (iii) the prospective assignee has been convicted of, indicted for (or its procedural equivalent), or entered a guilty plea or plea of no contest with respect to, a felony, the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment, or the prospective assignee has otherwise committed any wrongful action which could have a detrimental effect on the Company's reputation or business; or

                    (iv) the prospective assignor is an employee or consultant of the Company.


                                                                   June 17, 1998

     7.2  ASSIGNEES AND SUBSTITUTED SHAREHOLDERS.

               (a) Where the President has approved of an assignment of a Share, the Company nevertheless need not recognize such assignment for any purpose unless there shall have been filed with the Company (i) a duly executed counterpart of the instrument making such assignment, signed by both the assignor and the assignee and unless such instrument evidences the written agreement by the assignee to be bound by all of the terms and provisions of this Agreement and represents that such assignment was made in accordance with all applicable laws and regulations (including without limitation investor suitability) and (ii) an opinion of counsel set forth in 7.1.

               (b) If a Shareholder assigns all of the Shareholder's Shares, the Shareholder shall cease to be a Shareholder upon the admission of the assignee as a substituted Shareholder in accordance with the provisions of this Section 7.2.

               (c) Any assignee of a Share of a Shareholder shall become a Shareholder when the President has approved such assignment in accordance with 7.1, the books and records of the Company reflect that the assignee has been admitted as a Shareholder, the assignee has satisfied all conditions to such admission specified in this Agreement, and (unless waived by the President) has paid all reasonable legal fees and filing costs of the Company in connection with his admission as a Shareholder.

               (d) In the event an assignee of all or any part of the Shares of a Shareholder is admitted as a Shareholder in accordance with the provisions of this Section 7.2, the Share Ledger shall be amended to reflect (i) such admission, and, if applicable, (ii) the withdrawal of the assignor as a Shareholder as provided in Section 7.2(a) of this Agreement, and (iii) the resulting new Percentage Interests of the Shareholders.


     7.3  ADMISSION OF SHAREHOLDERS.

               (a)  Admission of Additional Shareholders. A Person may at any
                    ------------------------------------
     time be admitted as a Shareholder with the approval of the President, and the number and Series of Shares to be to be issued to such Shareholder, Capital Contribution required of any such Shareholder as a condition of admission, any other conditions required to be satisfied prior to the admission of such Person as a Shareholder, shall be as determined by the President. Upon the admission of any additional Shareholder as provided herein, the Share Ledger shall be amended in all appropriate respects to reflect such admission.

               (b)  Authority to Issue Compensatory Shares and Options.  The
                    --------------------------------------------------
     Directors by Majority Board Action may award Shares, or grant options to purchase Shares, as compensation to any Shareholder or other Person for services rendered or to be rendered to the Company, or for any other purpose as the Directors determine.


                                                                   June 17, 1998

     The terms and conditions of any such award or grant shall be determined by the Directors in their sole discretion. For example, the Directors may award Shares subject to vesting at no or nominal cost to employees or consultants of the Company, whether or not any such Person is a Shareholder at the time of such award. Any Majority Board Action awarding Shares or granting options as compensation under the authority of this Subsection (b) shall state that such award or grant is compensatory and that it is being made under the authority of Subsection 7.3(b) of the Company's Operating Agreement.

     7.4 ALLOCATIONS SUBSEQUENT TO TRANSFER. In the event of the admission or withdrawal of a Shareholder, or in the event all or any part of the Shares of a Shareholder is validly transferred as provided in this Section 7, the distributions and the Net Profit or Net Loss (and each item thereof or corresponding thereto) shall be further allocated based upon the ownership of the respective Shares prior to and following the effective date of such admission or withdrawal in a manner determined by the President to be consistent with the requirements of Section 706 of the Code and any final, proposed or temporary Treasury Regulations thereunder.

     7.5 LIMITATION ON ISSUANCES OF SHARES. Only the series of Shares set forth in the Capitalization Description may be issued and the total number of shares of a Series so issued shall not exceed the number of Shares of such series set forth in the Capitalization Description, it being understood that the Capitalization Description and this Agreement may be amended by Majority Shareholder Action, subject to the limitations in Section 10.10.

     7.6 PREEMPTIVE RIGHT. At the time of any future issuance and sale of membership interests in the Company pursuant to any future offerings to raise capital for the Company (the "New Securities"), the Company shall offer to each Preferred Shareholder by written notice the right, for a period of thirty (30) days, to purchase for cash at an amount equal to the price or other consideration for which the New Securities are to be issued, a number of the New Securities so that, after giving effect to such issuanc e, such Preferred Shareholder will continue to maintain his same Percentage Interest in the Company as of the date of such notice (the "Preemptive Right"); provided,
                                                                --------
however, that the Preemptive Right of the Preferred Shareholders shall not apply
-------
to the New Securities which are (A) Series C Common Shares issued to employees or consultants of the Company in connection with services they provide to the Company; (B) issued to pursuant to an acquisition, merger, consolidation or similar business combination transaction and (C) issued pursuant to a public offering. The Company's written notice to the Preferred Shareholders shall describe the New Securities proposed to be issued by the Company and specify the number, price and payment terms. Each Preferred Shareholder may accept the Company's offer as to the full number of New Securities offered to it or any lesser number, by written notice thereof given by it to the Company prior to the expiration of the aforesaid thirty (30) day period, in which event the Company shall promptly sell and such Preferred Shareholder shall buy, upon the terms specified, the number of securities


                                                                   June 17, 1998
agreed to be purchased by such Preferred Shareholder. The Company shall be free to offer and sell to any third party or parties the number of New Securities not purchased by any Preferred Shareholder, at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Preferred Shareholders.

                        8.  DISSOLUTION AND TERMINATION

     8.1 TERM; EVENTS CAUSING DISSOLUTION. The term of this Agreement shall commence as of the date the Certificate of Formation is filed in the office of the Secretary of State of the State of Delaware and shall continue perpetually until dissolved in accordance with this Section. The existence of the Company as a separate legal entity shall continue until the cancellation of the Certificate of Formation. The Company shall be dissolved and its affairs wound up upon:

           (a) the election to dissolve the Company, which shall require Board Majority Action and Supermajority Shareholder Action;

           (b) the withdrawal, removal, incompetence, death, insanity, retirement, resignation, expulsion, or Bankruptcy of any Shareholder who is also a Manager, unless a majority in interest, as determined under Internal Revenue Service Rev. Proc. 94-46, of the remaining Shareholders, within ninety (90) days after such event, elect to continue the Company and the business of the Company; or

           (c) the occurrence of an event specified under the laws of the State of Delaware as one effecting dissolution, except that where, under the terms of this Agreement, the Company is not to terminate, then the Company shall be immediately reconstituted and reformed on all the applicable terms, conditions, and provisions of this Agreement.

     8.2 PROCEDURES ON DISSOLUTION. Dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until the assets of the Company shall have been liquidated and distributed as provided in Section 8.3 of this Agreement and the Company's Certificate shall have been canceled. Notwithstanding the dissolution of the Company, the business and the affairs of the Company shall be conducted so as to maintain the continuous operation of the Company under the provisions of this Agreement. Upon dissolution of the Company, the President or, if none, a liquidator elected by the written consent of Shareholders having a majority of the Percentage Interests, shall liquidate the assets of the Company, apply and distribute the proceeds thereof as provided in Section 8.3 of this Agreement, and cause the cancellation of the Certificate.

     8.3 LIQUIDATION. Upon the dissolution of the Company, its affairs shall be wound up and it shall be liquidated and the proceeds of such liquidation and the Company's other assets shall be distributed as follows:


                                                                   June 17, 1998

               (a) All of the Company's ascertained debts and liabilities to creditors shall be promptly paid and discharged in the order provided by applicable law.

               (b) A reserve shall be set aside in an amount reasonably required to provide for contingent or other liabilities.

               (c) The Company's Net Profit or Net Loss, and depreciation or cost recovery deductions shall be computed and shall be allocated to the Shareholders in accordance with Section 5 of this Agreement, and the Shareholders' capital accounts shall be adjusted in accordance with Section
     6.8 of this Agreement.

               (d) Distribution shall be made to the Shareholders in accordance with the provisions of Section 5.2 of this Agreement of any Net Distributable Cash, and the Shareholders' capital accounts shall be adjusted in accordance with Section 6.8 of this Agreement.

               (e) The remainder of the Company's assets shall be distributed, in liquidation of the Shares of all the Shareholders, to those Shareholders with positive capital account balances, after taking into account all capital account adjustments provided for in Section 6.8 of this Agreement (other than those made as a result of any such liquidating distributions) in the ratios of such positive capital account balances, as so adjusted. Each Shareholder shall receive his share of such remaining assets in cash and/or in kind, and the portion of such share that is received in cash may vary from Shareholder to Shareholder, all as the President may in his sole discretion determine. Notwithstanding the foregoing, if any assets of the Company are to be distributed in kind, such assets shall be distributed on the basis of the fair market value thereof and any Shareholder entitled to any interest in such assets shall receive such interest therein as a tenant-in-common with all other Shareholders so entitled. If any asset is to be distributed in kind, the Shareholders' capital accounts shall be adjusted as provided for in Section 6.8 of this Agreement (consistent with the requirements of Regulation Section 1.704-1(b)(2)(iv) under Section 704 of the Code) before any such distribution is made to reflect the increases or decreases to said capital accounts which would have occurred if such asset to be distributed in kind had been sold for its fair market value by the Company immediately prior to such distribution. All such liquidating distributions shall be made by the end of the taxable year of the Company in which there is a liquidation of the Company for purposes of Paragraphs
     (b)(2)(ii)(b) and (b)(2)(ii)(g) of Regulation Section 1.704-1 under Code
     Section 704 or, if later, within 90 days after the date of such liquidation. Notwithstanding the foregoing, the President may, in his discretion, withhold from such distribution any or all installment obligations owed to the Company, so long as such withheld amounts are so distributed as soon as practicable and in the ratios of such positive capital account balances, as so adjusted.

                                                                   June 17, 1998

               (f) As soon as practicable, the remaining balance, if any, of the reserve established in accordance with Section 8.3(b) of this Agreement shall be distributed in the manner set forth in Section 8.3(e) of this Agreement.

               (g) Distribution of cash or property to the Shareholders in accordance with the provisions of Subsections (e) and (f) of this Agreement shall constitute a complete return to the Shareholders of their respective Shares in the Company assets. Each Shareholder shall look solely to the assets of the Company for the return of its investment in the Company, and it shall have no recourse against the President or any other Manager or any Shareholder if the net assets of the Company remaining for distribution as hereinabove provided are insufficient to return its investment.

               (h) Notwithstanding any other provision of this Agreement, in the event there is a liquidation of the Company for purposes of Paragraphs
     (b)(2)(ii)(b) and (b)(2)(ii)(g) of Regulation Section 1.704-1 under Code
     Section 704 (regardless of whether or not there is a dissolution of the Company as hereinabove provided), liquidating distributions, within the meaning of said Paragraph (b)(2)(ii)(b), shall in all cases be made in accordance with the positive capital account balances of the Shareholders, taking into account all capital account adjustments for the taxable year of the Company during which such liquidation occurs (other than adjustments made pursuant to this Section 8.3(h)), by the end of such taxable year or, if later, within 90 days after the date of such liquidation. Such distributions shall otherwise be made in the manner and in accordance with the provisions of Section 8.3(e) of this Agreement. Neither the occurrence of such a liquidation nor the making of such liquidating distributions shall, however, be treated as the occurrence of any event described in
     Section 8.1 of this Agreement, or shall otherwise result in dissolution of the Company. If such liquidation occurs at a time when there is not also such a dissolution by reason of the independent occurrence of an event described in said Section 8.1, then (i) the Company shall not be dissolved,
     (ii) the Shareholders shall, immediately upon receiving such liquidating distributions, contribute all cash and properties so received to the Company, (iii) the capital accounts of the Shareholders shall be adjusted as provided in Section 6.8 of this Agreement and (iv) the business and affairs of the Company shall be continued without interruption. Prior to distribution of any property pursuant to this Section 8.3(h), the Shareholders' capital accounts shall be adjusted as provided for in Section
     6.8 of this Agreement (consistent with the requirements of Regulation
     Section 1.704-1(b)(2)(iv) under Code Section 704) to reflect the increases or decreases to said capital accounts which would have occurred if such property had been sold for its fair market value by the Company immediately prior to such distribution.


                                                                   June 17, 1998

                                9.  CONVERSION










                                                                   June 17, 1998

     9.1 CONVERSION TO CORPORATION STATUS. Upon Majority Board Action and Majority Shareholder Action (with all Shareholders voting together as a single class, and no class or series of Shares shall be entitled to any separate class vote), the Company shall convert from a limited liability company to a corporation (a "Change in Status") pursuant to the following procedure and in accordance with the following terms and conditions: The Change in Status shall be accomplished pursuant to an incorporation agreement, under which each Shareholder shall agree to contribute all of the Shareholder's Shares (representing all of the Shareholder's Interest in the Company) to a corporation ("Newco") organized in the State of Delaware, in exchange for stock of Newco (as more fully described below and in accordance with the incorporation agreement), in a transaction intended to qualify under Section 351 of the Code. The incorporation agreement shall be in such form, and shall contain such terms and conditions consistent with the intent of this Section 9.1, as the Board of Directors shall approve. Each Shareholder hereby agrees promptly to execute such incorporation agreement. As a result of the Change in Status, the Interest in the Company of each Shareholder (represented by the Shareholder's Shares contributed to Newco) shall be exchanged for stock of Newco having a value equivalent to the value of such Interest, as shall be determined by the Board of Directors in its reasonable discretion. Each class of Interest existing immediately prior to the Change in Status (each represented by a corresponding Series of Shares), shall be exchanged for a class or series of stock of Newco which gives economic effect to the terms and conditions of each class of Interest for which the stock is exchanged, in order to preserve the preferences, privileges, qualifications, limitations and special rights of each class of Interest in the Company. By way of illustration, the Interest of a Series A Preferred Shareholder shall be exchanged for a class or series of preferred stock of Newco which contains a liquidation preference, anti-dilution protection, voting rights, board of director designation rights, redemption rights and conversion features in form and substance similar to the terms of the Series A Preferred Shareholder's Interest, and the Interest of a Series B Preferred Shareholder shall be exchanged for a class or series of preferred stock of Newco which contains a liquidation preference, anti-dilution protection, no voting rights, redemption rights and conversion features in form and substance similar to the terms of the Series B Preferred Shareholder's Interest. Notwithstanding the foregoing, the liquidation preferences of any class or classes or series of Newco preferred stock may differ from the liquidation rights of the Series of Shares for which such stock is exchanged, to the extent the Board of Directors determines such difference is necessary or advisable to assure that the value of the stock received by each Shareholder shall equal the value of the Shareholder's Interest exchanged therefor. No Shareholder shall have contractual or other right of appraisal in connection with a Change in Status. Notwithstanding the prior approval of the Board of Directors or the Shareholders, the transaction effecting a Change in Status may be terminated or amended pursuant to a provision for such termination or amendment contained in the incorporation agreement. Once the Company has effected a Change in Status, Newco shall assume and convert into stock options (to the extent permissible) any options to acquire Interests held by any Person immediately prior to the Change in Status.


                                                                   June 17, 1998

     9.2 ASSISTANCE IN CONVERSION. Each Shareholder shall take such action, and give such consent, in connection with the actions specified in Section 9.1, as may be necessary, appropriate or convenient to effect the conversion specified therein.

                               10.  MISCELLANEOUS

     10.1 NOTICES. All notices, requests, demands, consents and other communications hereunder shall be in writing and (except in the situations specified in Section 3.3(d)) shall be deemed to have been duly given if delivered or if mailed by certified or registered mail, postage prepaid, tothe President and Chief Financial Officer of the appropriate party at the address shown in the Share Ledger, as amended from time to time, or to such other Person or at such other address as such party shall have specified to the other party upon seven (7) days' notice in the manner herein provided.

     10.2 SUCCESSORS AND ASSIGNS. This Agreement shall, subject to the restrictions on transferability set forth herein, and except to the extent otherwise expressly set forth herein, be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns.

     10.3 NO WAIVER. The failure of the Company or any Shareholder to insist upon strict performance of any provision hereunder, irrespective of the length of time for which such failure continues, shall not be deemed a waiver of the Company's or such Shareholder's right to demand strict performance at any time in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation or provision hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

     10.4 ENTIRE AGREEMENT. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter of this Agreement.

     10.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together for all purposes shall constitute one instrument, binding on all the Shareholders notwithstanding that all Shareholders have not signed the same counterpart.

     10.6 APPLICABLE LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware. All disputes and litigation regarding this Agreement and matters connected with its performance shall be subject to the non-exclusive jurisdiction of the state and federal courts in Suffolk County, Massachusetts.


                                                                   June 17, 1998

     10.7 HEADINGS; SECTION REFERENCES. The headings contained in this Agreement are for reference only and shall not in any way affect the meaning or interpretation of this Agreement. References to Sections without decimals (such as "Section 2") shall include all sections numbered with decimals in such Section (i.e. Section 2.1, 2.2, etc.).

     10.8 CONSTRUCTION. Whenever appropriate in this Agreement, words used in the singular may be read in the plural, words used in the plural may be read in the singular, words imparting the neuter shall include the masculine and feminine genders and words imparting the masculine gender shall include the feminine and neuter.

     10.9 SEVERABILITY. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions or in all cases, because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy; but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

     10.10 AMENDMENT. This Agreement may be amended by Majority Shareholder Action, and any such amendment shall be binding on all parties; provided that in addition, the President and/or Treasurer of the Company may amend the Share Ledger, without the approval or consent of any other Director or Shareholder, to reflect changes in the Capital Contribution, Percentage Interest or address of any Shareholder or the assignment of any Share, or the admission or removal of any additional Shareholders, provided such changes, assignments, admissions and/or removals were performed in accordance with the terms of this Agreement. Notwithstanding the foregoing, (i) any elimination of a requirement of Supermajority Member Action shall require a Supermajority Member Action and (ii) any amendment of Sections 4, 5, 6 and 8 which materially and adversely affects the Series B Preferred Shares in a manner which is more adverse than such amendment would be to the Series A Preferred Shares with respect to economic terms (but not terms such as voting or management rights) shall also require Series B Majority Action; provided that, for the purpose of avoiding doubt it is agreed none of the following shall require Series B Majority Action: (1) any amendment to create or increase any series of membership interest with any preference or priority over the Series B Preferred Shares as to the right to receive distribution ("Senior Shares") so long as such Senior Shares also have an equivalent preference or priority over, and dilute proportionately with, the Series A Preferred Shares; and (2) any amendment to create or increase any series of membership interest which are not Senior

                                                                   June 17, 1998

Shares with respect to which the Series B Preferred Shares and are not Senior Shares with respect to the Series A Preferred Shares ("Junior Shares").










                                                                   June 17, 1998

             EXECUTED UNDER SEAL as of the 5th day of June, 1998.



/s/  Dennis T. Gain
-------------------
Dennis T. Gain


THE GAIN FAMILY TRUST


/s/  Dennis T. Gain
-------------------
Dennis T. Gain


SPACETEC IMC CORPORATION


By: /s/  C. Raymond Boelig
   -----------------------
Name:  C. Raymond Boelig
Title: President & Chief Operating Officer


3D OPEN MOTION, LLC VOTING TRUST


/s/  Dennis T. Gain
-------------------
Dennis T. Gain, as Voting Trustee




                                                                   June 17, 1998

                                                                      SCHEDULE A
                                                                      ----------

                                  SHARE LEDGER

                                                                   NUMBER AND
 CERT.    DATE    SHAREHOLDER NAME                   CAPITAL        SERIES OF
  NO.               AND ADDRESS                   CONTRIBUTION        SHARES        % INTEREST
-------------------------------------------------------------------------------------------------
   1             Dennis Gain                       $340,000       27,200 Class A       27.2%
                 30 Boren Lane                                        Shares
                 Boxford, MA 01921
-------------------------------------------------------------------------------------------------
   2             The Gain Family Trust             $360,000       28,800 Class A       28.8%
                 30 Boren Lane                                        Shares
                 Boxford, MA 01921
 -------------------------------------------------------------------------------------------------
   3             Spacetec IMC Corporation          $100,000       20,000 Class B       20.0%
                 The Boott Mills                                      Shares
                 100 Foot of John Street
                 Lowell, Massachusetts 01852
----------------------------------------------------------------------------------------------------
   4             Dennis Gain, as Voting Trustee
                 3D OPEN MOTION, LLC VOTING TRUST    $9,500       24,000 Class C       24.0%
                 The Mill                                              Shares
                 73 Princeton Street
                 North Chelmsford, MA 01863
 ----------------------------------------------------------------------------------------------------

                                                                   June 17, 1998

                                                                      SCHEDULE B
                                                                      ----------

                           CAPITALIZATION DESCRIPTION


                                                              Preferred
                                             Preferred or     Return on      Number of Shares
 Series of Shares   Voting or Non-voting       Common         Capital          Authorized
---------------------------------------------------------------------------------------------
    Series A             Voting               Preferred         8%               200,000
----------------------------------------------------------------------------------------------
    Series B            Non-voting            Preferred         8%                30,000
----------------------------------------------------------------------------------------------
    Series C             Voting               Common            None             400,000
---------------------------------------------------------------------------------------------



                                                                   June 17, 1998